UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

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MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

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DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501
(Address of principal executive offices)

(804) 444-1000
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                           Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of MeadWestvaco Corporation (the "Company") was held on June 24, 2015, at which the Company's stockholders voted on (i) a proposal to approve the adoption of the Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015, by and among the Company, Rock-Tenn Company, WestRock Company (formerly known as Rome-Milan Holdings, Inc.), Rome Merger Sub, Inc, and Milan Merger Sub, LLC (the "Merger Proposal"), (ii) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the Merger Proposal (the "Adjournment Proposal") and (iii) a non-binding, advisory proposal to approve the compensation that may become payable to the Company's named executive officers in connection with the approval of the Merger Proposal (the "Compensation Proposal").  The proposals are described in more detail in the Company's Proxy Statement for the special meeting filed with the Securities and Exchange Commission on May 21, 2015.
There were 167,815,581 shares of the Company's common stock issued and outstanding on the record date for the special meeting and entitled to vote at the special meeting, and 142,336,416 shares were represented in person or by proxy at the special meeting, which number constituted a quorum.
Each of the three proposals was approved by the requisite vote of the Company's stockholders.  The final voting results for each proposal are described below.
Merger Proposal:
For	Against	Abstain	Broker Non-Votes
139,112,294	948,479	2,275,643	–

Adjournment Proposal:
For	Against	Abstain	Broker Non-Votes
124,598,580	15,519,345	2,218,491	–

Compensation Proposal:
For	Against	Abstain	Broker Non-Votes
137,087,213	2,820,529	2,428,674	–

Item 8.01.                          Other Events.

On June 24, 2015, the Company and Rock-Tenn Company issued a press release announcing the results of their respective special meetings.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Items 9.01.                          Exhibits.

(d) Exhibits

Exhibit 99.1   Press release dated June 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: June 24, 2015		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit 99.1   Press release dated June 24, 2015.